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                                                                     EXHIBIT 5.7

                               GIROUX CONSULTANTS
                        SUITE 1215 - 675 W. HASTINGS ST.
                             VANCOUVER, B.C. V6B 1N2

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Gary Henri Giroux, on behalf of Giroux Consultants Ltd. ("Giroux"), hereby consent to the use of Giroux's name in connection with references to Giroux's involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Copper Canyon Property" dated February 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

GIROUX CONSULTANTS LTD.

/s/ Gary Henri Giroux

Gary Henri Giroux

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January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Gary Henri Giroux, on behalf of Giroux Consultants Limited ("Giroux"), hereby consent to the use of Giroux's name in connection with references to Giroux's involvement in the preparation of a technical report entitled "Geology and Resource Potential of the Galore Creek Property" dated May 18, 2005, as amended August 10, 2005 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

GIROUX CONSULTANTS LIMITED

/s/ Gary Henri Giroux

Gary Henri Giroux